Exhibit 10.7

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 30, 2011, (this “Amendment”) is by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions from time to time party to the Credit Agreement described below as Lenders, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 10, 2011 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has previously advised Administrative Agent and the Lenders that certain breaches under the Credit Agreement, as specifically described on Annex I attached hereto, have occurred (collectively, the “Existing Breaches”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Existing Breaches and amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth; and

WHEREAS, the Administrative Agent and the Lenders party hereto agree to accommodate such requests of the Borrower, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Waiver.  Subject to the terms and conditions of this Amendment and in reliance upon the representations and warranties of the Borrower set forth in Section 4 below, the Administrative Agent and the Lenders hereby waive the Existing Breaches.  This is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of any other Event of Default or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Administrative Agent or any of the Lenders under the Loan Documents which does not arise as a result of the Existing Breaches (all such rights and remedies being expressly reserved by the Administrative Agent and the Lenders) or (c) establish a custom or course of dealing or conduct between the Administrative Agent and the Lenders, on the one hand, and the Borrower on the other hand.  The foregoing waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Credit Agreement or any of the other Loan Documents.

Section 2.               Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Documents are hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the correct alphabetical order:

““Cadillac Ranch Acquisition” means the Acquisitions contemplated by the Cadillac Ranch Purchase Agreement.

“Cadillac Ranch Purchase Agreement” means that certain Master Asset Purchase Agreement dated as of November 4, 2011, by and among Granite City Restaurant Operations, Inc., as Buyer (as defined therein), CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, CR Florida, LLC, and Parole CR, LLC, as the sellers, Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, as amended by Amendment No. 1 to Master Asset Purchase Agreement dated as of December 21, 2011, by and among such Persons and Granite City of Maryland, Inc., as Buyer (as defined therein), together with each “Separate PA” as defined therein.

“Cadillac Ranch Targets” means the “Sellers” and “REG” as such terms are defined in the Cadillac Ranch Purchase Agreement.

“Delayed Draw Term Loan” is defined in Section 2.1(b) hereof and, as so defined, includes a Base Rate Loan, Fixed Rate Loan or a Eurodollar Loan, each of which is a “type” of Delayed Draw Term Loan hereunder.

“Delayed Draw Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Delayed Draw Term Loan prior to the Delayed Draw Term Loan Commitment Termination Date in the principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof.  The Delayed Draw Term Loan Commitments of the Lenders aggregate $5,000,000 on the Second Amendment Effective Date.

“Delayed Draw Term Loan Commitment Fee” is defined in Section 2.13(a)(ii).

“Delayed Draw Term Loan Commitment Termination Date” means June 30, 2012.

“Delayed Draw Term Loan Credit” means the credit facility for the Delayed Draw Term Loans described in Section 2.1(b) hereof.

“Delayed Draw Term Loan Funding Amount” means the lesser of (i) the total aggregate purchase price required to be paid in connection with the Cadillac Ranch Acquisition and fees and expenses incurred in connection therewith and (ii) $5,000,000.

“Delayed Draw Term Loan Percentage” means, for each Lender, the percentage of the Delayed Draw Term Loan Commitments represented by such

Lender’s Delayed Draw Term Loan Commitment or, upon the funding of the Delayed Draw Term Loan, the percentage held by such Lender of the aggregate principal amount of all Delayed Draw Term Loans then outstanding.

“Delayed Draw Term Note” is defined in Section 2.12 hereof.

“Second Amendment” means the Waiver and Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, Administrative Agent and the Lenders party thereto and acknowledged by each Subsidiary of Borrower.

“Second Amendment Effective Date” means December 30, 2011.

“Term A Credit” means the credit facility for the Term A Loans described in Section 2.1(a) hereof.

“Term A Loan” is defined in Section 2.1(a) hereof and, as so defined, includes a Base Rate Loan, Fixed Rate Loan or a Eurodollar Loan, each of which is a “type” of Term A Loan hereunder.

“Term A Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term A Loan on the Closing Date in the principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof.  The Term A Loan Commitments of the Lenders aggregate $5,000,000 on the Closing Date.

“Term A Loan Percentage” means, for each Lender, the percentage of the Term A Loan Commitments represented by such Lender’s Term A Loan Commitment or, if the Term A Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term A Loans then outstanding.

“Term A Note” is defined in Section 2.12 hereof.”

(b)           The definitions of “Adjusted EBITDA,” “Line of Credit Commitment,” “Line of Credit Termination Date,” “Loan,” “Permitted Strategic Acquisition,” “Required Lenders,” “Term Credit,” “Term Loan,” and “Term Loan Commitment” appearing in Section 1.1 of the Credit Agreement are hereby deleted in their entireties and the following language is hereby substituted therefor, respectively:

““Adjusted EBITDA” means, with reference to any period, the result of (a) Restaurant-Level IBO less (b) lease payments less (c) cash occupancy costs less (d) general and administrative cost plus (e) non-cash stock option compensation plus (f) directors’ fees and expenses plus (g) extraordinary charges plus (h) non-recurring charges plus (or minus) (i) any losses (or gains) realized upon the disposition of property outside of the ordinary course of business plus (j) to the extent(as defined therein) deducted in the calculation of

Net Income, costs and expenses incurred in connection with the Cadillac Ranch Acquisition in an aggregate amount not to exceed $550,000.

“Line of Credit Commitment” means, as to any Lender, the obligation of such Lender to make Line of Credit Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof.  The Borrower and the Lenders acknowledge and agree that the Line of Credit Commitments of the Lenders aggregate $12,000,000 on the Second Amendment Effective Date.

“Line of Credit Termination Date” means December 30, 2014 or such earlier date on which the Line of Credit Commitments are terminated in whole pursuant to Section 2.10, 7.2 or 7.3 hereof

“Loan” means any Line of Credit Loan, Term A Loan or Delayed Draw Term Loan, whether outstanding as a Base Rate Loan, Fixed Rate Loan or Eurodollar Loan or otherwise permitted hereunder, each of which is a “type” of Loan hereunder.

“Permitted Strategic Acquisition” means any Acquisition with respect to which all of the following conditions shall have been satisfied:

(a)           the Acquired Business is or will be in the same line of business engaged in as of the date of this Agreement by the Borrower and any of its Subsidiaries and has its primary operations in the United States of America or Canada;

(b)           the Acquisition shall not be a Hostile Acquisition;

(c)           the Borrower shall have notified the Administrative Agent and Lenders not less than fifteen (15) Business Days (or such shorter time period as may be agreed to by the Administrative Agent) prior to any such Permitted Strategic Acquisition;

(d)           if a new Subsidiary is formed or acquired as a result of or in connection with the Acquisition, such Subsidiary shall be a Subsidiary organized under the laws of a jurisdiction in the United States and the Borrower shall have complied with the requirements of Section 4 hereof in connection therewith;

(e)           after giving effect to the Acquisition, no Default or Event of Default shall exist, including with respect to the covenants contained in Section 6.20 on a pro forma basis (calculated as of the date of, and after giving effect to, such Acquisition and the incurrence of any Indebtedness in connection therewith), and the Borrower shall have delivered to the

Administrative Agent a compliance certificate in the form of Exhibit E attached hereto evidencing such compliance with Section 6.20; and

(f)            the Acquisition is consummated on terms and conditions and pursuant to documents satisfactory to the Administrative Agent in its reasonable discretion, and the Administrative Agent has given its prior written consent thereto.

“Required Lenders” means, as of the date of determination thereof, Lenders whose outstanding Loans and interests in Letters of Credit, Unused Line of Credit Commitments and Delayed Draw Term Loan Commitments constitute more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit, Unused Line of Credit Commitments and Delayed Draw Term Loan Commitments; provided that, the Commitment of, and the portion of the outstanding Loans, interests in Letters of Credit, Unused Line of Credit Commitments and Delayed Draw Term Loan Commitments held or deemed held by, any Defaulting Lender shall, so long as such Lender is a Defaulting Lender, be excluded for purposes of making a determination of Required Lenders.

“Term Credit” means, as applicable, the Term A Credit and/or the Delayed Draw Term Loan Credit.

“Term Loan” means the Term A Loans and/or the Delayed Draw Term Loans.

“Term Loan Commitment” means the Term A Loan Commitment and/or the Delayed Draw Term Loan Commitment.”

(c)           The definition of “Term Note” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(d)           Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“2.1     Term Loan Commitments.

(a)       Each Lender severally and not jointly agrees, subject to the terms and conditions hereof, to make a loan (each individually a “Term A Loan” and, collectively, the “Term A Loans”) in Dollars to the Borrower in the amount of such Lender’s Term A Loan Commitment.  The Term A Loans shall be advanced in a single Borrowing on the Closing Date.  As provided in Section 2.5(a), and subject to the terms hereof, the Borrower may elect that all or any part of the Term A Loans be outstanding as Base Rate Loans, Fixed Rate Loans or Eurodollar Loans.  No amount of any Term Loan may be reborrowed once it is repaid.

(b)       each Lender with a Delayed Draw Term Loan Commitment severally and not jointly agrees, subject to the terms and conditions hereof, to make a loan (each individually a “Delayed Draw Term Loan” and, collectively, the “Delayed Draw Term Loans”) in Dollars to the Borrower in up to six (6) installments, at any time prior to the Delayed Draw Term Loan Commitment Termination Date, in an amount equal to the Delayed Draw Term Loan Funding Amount.  As provided in Section 2.5(a), and subject to the terms hereof, the Borrower may elect that all or any part of the Delayed Draw Term Loans be outstanding as Base Rate Loans, Fixed Rate Loans or Eurodollar Loans.  No amount of any Delayed Draw Term Loan may be reborrowed once it is repaid.”

(e)           Section 2.7 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“2.7     Maturity of Loans.

(a)       Scheduled Payments of Term A Loans.  The Borrower shall make principal payments on the Term A Loans in equal installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending December 31, 2011, with the amount of each such principal installment equal to $178,571.43; it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Term A Loans, shall be due and payable on December 30, 2014, the final maturity thereof.  Each principal payment on the Term A Loans shall be applied to the Lenders holding the Term A Loans pro rata based upon their Term A Loan Percentages.

(b)       Delayed Draw Term Loans.  The Borrower shall make principal payments on the Delayed Draw Term Loans in equal installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending March 31, 2012, with the amount of each such principal installment equal to 1.190476% of the then outstanding Delayed Draw Term Loans; it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Delayed Draw Term Loans, shall be due and payable on December 30, 2014, the final maturity thereof.  Each principal payment on the Delayed Draw Term Loans shall be applied to the Lenders holding the Delayed Draw Term Loans pro rata based upon their Delayed Draw Term Loan Percentages.

(c)       Line of Credit Loans.  The Line of Credit Loans shall be paid in equal monthly installments commencing on March 31 of the Line of Credit Loan Year immediately following such Line of Credit Loan Year and on the last day of each calendar quarter ending thereafter, in each case in an amount sufficient to fully amortize the principal balance thereof as of January 5 of the Line of Credit Loan Year immediately following such Line of Credit Loan Year over an eighty four (84) month amortization period that commences on

January 1 of the Line of Credit Loan Year immediately following such Line of Credit Loan Year; it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Line of Credit Loans, shall be due and payable on December 30, 2014, the final maturity thereof.  Each principal payment on the Line of Credit Loans shall be applied to the Lenders holding the Line of Credit Loans pro rata based upon their Line of Credit Loan Percentages.”

(f)            The second to last sentence in Section 2.8(b)(ii) of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“The amount of each such prepayment shall be applied first to the outstanding Term A Loans and Delayed Draw Term Loans pro rata until paid in full and then to the Line of Credit Loans (without any reduction in the Line of Credit Commitments) until paid in full.”

(g)           Section 2.12(d) of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“(d)     Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Term A Loan and referred to herein as a “Term A Note”), D-2 (in the case of its Line of Credit Loans and referred to herein as a “Line of Credit Note”), or Exhibit D-3 (in the case of its Delayed Draw Term Loan and referred to herein as a “Delayed Draw Term Note”), as applicable (the Term A Notes, the Line of Credit Notes and the Delayed Draw Term Loan Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”).  In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender in the amount of the Term A Loan, Line of Credit Commitment or the Delayed Draw Term Loan, as applicable.  Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 10.10) be represented by one or more Notes payable to the payee named therein or any assignee pursuant to Section 13.12, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above.”

(h)           Section 2.13 of the Credit Agreement is hereby amended by adding the following clause (e) thereto:

“(e)     Delayed Draw Term Loan Commitment Fee.  The Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders according to their Delayed Draw Term Loan Percentages, a commitment fee (the “Delayed Draw Term Loan Commitment Fee”) in an amount equal to the aggregate undrawn Delayed Draw Term Loan Commitment multiplied by three quarters of one percent (0.75%) per annum.  The Delayed Draw Term Loan Commitment Fee provided in this subsection 2.13(e) shall be payable monthly in arrears on the first day of each calendar month (commencing on the first such date occurring after the Second Amendment Effective Date) at all times from and after the Second Amendment Effective Date until the Delayed Draw Term Loan Commitment Termination Date.”

(i)            Section 3 of the Credit Agreement is hereby amended by adding the following Section 3.3 thereto:

“Delayed Draw Term Loan Credit Event.     The obligation of each Lender with a Delayed Draw Term Loan Commitment to fund any portion of the Delayed Draw Term Loan is subject to the satisfaction of the following conditions precedent on the date thereof:

(a)       the Borrower shall have satisfied all of the conditions precedent to the making of a Credit Event set forth in Section 3.1 (other than the condition set forth in Section 3.1(e));

(b)       both before and after giving effect to such Delayed Draw Term Loan and the Acquisition of any restaurant to be funded thereby, the Borrower and its Subsidiaries will be in compliance on a pro forma basis with the financial covenants set forth in Section 6.20; and

(c)       the Borrower shall have paid all fees, expenses and other amounts then due and payable under each Loan Document;

(d)       the proceeds of the Delayed Draw Term Loan are used solely to pay the purchase price due and owing in connection with the Cadillac Ranch Acquisition and fees and expenses incurred in connection therewith, including, but not limited to, construction and closing costs, if any;

(e)       the amount of the Delayed Draw Term Loan borrowed does not exceed the Delayed Draw Term Loan Funding Amount;

(f)        the Administrative Agent shall have received, if so requested by a Lender, a Delayed Draw Term Note evidencing such Lender’s Loans;

(g)       the requested funding date of the Delayed Draw Term Loan occurs on or prior to the Delayed Draw Term Loan Commitment Termination Date; and

(h)       the Borrower has delivered all documents requested by the Administrative Agent in its reasonable discretion.”

(j)            Section 5.7 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“5.7     Use of Proceeds; Margin Stock.

(a)       All proceeds of the Term A Loans shall be used by the Borrower to refinance existing Indebtedness, pay a portion of the purchase price for the Troy Acquisition, for expenses incurred in connection with such Acquisition and pay fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and for working capital and general corporate purposes of the Borrower and its Subsidiaries.  All proceeds of the Delayed Draw Term Loans shall be used by the Borrower to pay a portion of the purchase price for the Cadillac Ranch Acquisition and for fees and expenses incurred in connection with such Acquisition.  All proceeds of the Line of Credit Loans shall be used by the Borrower for working capital purposes and other general corporate purposes (excluding Acquisitions which do not constitute Permitted Strategic Acquisitions) of the Borrower and its Subsidiaries.

(b)       No part of the proceeds of any Loan or other extension of credit hereunder will be used by the Borrower or any Subsidiary thereof to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.  Neither the making of any Loan or other extension of credit hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System and any successor to all or any portion of such regulations.  Margin Stock (as defined above) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries that are subject to any limitation on sale, pledge or other restriction hereunder.”

(k)           Section 6.20(d) of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

“(d)     Capital Expenditures.  The Borrower and its Subsidiaries shall not make Capital Expenditures for any fiscal year commencing with the fiscal year of Borrower ending December 27, 2012 in excess of $10,000,000 (the “Capital Expenditure Limitation”); provided, in the event the Borrower and its Subsidiaries do not expend the entire Capital Expenditure Limitation in any fiscal year, the Borrower and its Subsidiaries may carry forward to the immediately succeeding fiscal year up to $2,500,000 of the unutilized portion.  All Capital Expenditures shall first be applied to reduce the applicable Capital Expenditure Limitation.”

(l)            The Exhibits to the Credit Agreement are amended by adding Exhibit D-3 attached hereto thereto.

(m)          Exhibit E to the Credit Agreement is deleted in its entirety and Exhibit E attached hereto is substituted therefore.

(n)           Schedules 1, 5.23 and 6.21 to the Credit Agreement are deleted in their entireties and Schedules 1, 5.23 and 6.21 attached hereto are substituted therefore.

Section 3.               Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a)           the delivery to the Administrative Agent of a counterpart of this Amendment executed by Borrower, the Administrative Agent and the Lenders;

(b)           the accuracy of the representations and warranties contained in Section 4 hereof;

(c)           receipt by the Administrative Agent of a copy of the acknowledgment attached hereto duly executed and delivered by each Subsidiary of the Borrower signatory thereto;

(d)           receipt by the Administrative Agent, in immediately available funds, a fully-earned, non-refundable amendment fee in an amount equal to $100,000;

(e)           receipt by the Administrative Agent of such other documents and instruments listed on Annex II attached hereto;

(f)            no Default or Event of Default shall have occurred and be continuing

(g)           no material adverse change in the financial condition or operations of the Cadillac Ranch Targets has occurred during the period commencing on March 16, 2011 and ending on the date hereof.

Section 4.               Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a)           each of the representations and warranties made by such Person contained in the Loan Documents are true and correct in all material respects as of such date (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects, and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as of such date));

(b)           the Borrower has full right and authority to enter to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c)           the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by the Borrower;

(d)           the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, do not and will not (i) contravene or constitute a default under (i) any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary, if any, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (x) any provision of the organizational documents (e.g., charter, articles of incorporation, by-laws, articles of association, operating agreement, partnership agreement or other similar document) of the Borrower or any Subsidiary, (y) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case, where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents;

(e)           this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f)            no Default or Event of Default presently exists.

Section 5.               Reference and Effect on the Credit Documents.

(a)           On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)           Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)           This Amendment is a Loan Document.

Section 6.               GOVERNING LAW AND JURISDICTION.

(a)           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

(b)           SUBMISSION TO JURISDICTION.  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any State of Illinois court located in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 7.               Miscellaneous.

(a)           No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Borrower, any of its Subsidiaries or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)           Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)           Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)           No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)           Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent, the Lenders and the L/C Issuers, on the one hand, and the Borrower and Holdings on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER:

GRANITE CITY FOOD & BREWERY LTD., a
Minnesota corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

Waiver and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENT AND LENDERS:

FIFTH THIRD BANK, an Ohio banking
corporation, as Administrative Agent and as a
Lender

By:	/s/ Aaron Markos
Name:	Aaron Markos
Title:	Vice President

Waiver and Second Amendment to Credit Agreement

ACKNOWLEDGMENT

Reference is hereby made to the foregoing Waiver and Second Amendment to Credit Agreement dated as of December 30, 2011 (the “Amendment”) by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions from time to time party to the Credit Agreement described therein as Lenders which are also party thereto, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees the Security Agreement remains in full in force and effect with respect to such Person and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Person’s obligations and liabilities under the Security Agreement or any of the other Loan Documents, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

- Remainder of page intentionally blank -

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

GRANITE CITY OF INDIANA, INC., an Indiana corporation, as a Guarantor		GRANITE CITY RESTAURANT OPERATIONS, INC., a Minnesota
corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ James G. Gilbertson
Name:	Monica A. Underwood	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ARKANSAS, INC., an		GRANITE CITY — PEORIA, INC., an
Arkansas corporation, as a Guarantor		Illinois corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood	Name:	Monica A. Underwood
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ORLAND PARK, INC.,		GRANITE CITY OF KANSAS LTD., a
an Illinois corporation, as a Guarantor		Kansas corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ James G. Gilbertson
Name:	Monica A. Underwood	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Acknowledgement

GRANITE CITY — CREVE COEUR, INC.,		GRANITE CITY OF OHIO, INC., an Ohio
a Missouri corporation, as a Guarantor		corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood	Name:	Monica A. Underwood
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ROCKFORD, INC., an
Illinois corporation, as a Guarantor

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Chief Financial Officer

Acknowledgement

ANNEX I

Existing Breaches

1.               Certain breaches under the Credit Agreement have occurred on or prior to the date hereof pursuant to Section 7.1(c) of the Credit Agreement as a result of the Borrower creating a new Subsidiary without first giving thirty (30) days prior written notice to Administrative Agent as required pursuant to Section 6.17 of the Credit Agreement.

ANNEX II

CLOSING CHECKLIST

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

Re: Term Loan and Line of Credit Facility

to

GRANITE CITY FOOD & BREWERY LTD.

with

FIFTH THIRD BANK, as the Administrative Agent

December 30, 2011

ITEM NUMBER	DOCUMENT/TASK			RESP. PARTY

PRINCIPAL LOAN DOCUMENTS

1.	Waiver and Second Amendment to Credit Agreement			Katten
	Annex I	-	Existing Events of Default
	Annex II	-	Closing Checklist

	Exhibit D-3	-	Delayed Draw Term Note	Katten
	Exhibit E	-	Compliance Certificate

	Schedule 1	-	Commitments

	Schedule 5.23	-	Brokers’ Fees	Borrower / Briggs
	Schedule 6.21	-	Immaterial Subsidiaries
2.	$5,000,000 Delayed Draw Term Note payable to FTB by Borrower			Katten
3.	$12,000,000 Amended and Substitute Line of Credit Note payable to FTB by Borrower			Katten

PRINCIPAL COLLATERAL DOCUMENTS

4.	Guarantor Joinder Agreement			Katten
	Schedule 1.3(A)		Assigned Agreements	Borrower / Briggs
	Schedule 1.3(B)		Pledged Collateral
	Schedule 3.1		Commercial Tort Claims
	Schedule 4.2		Filing Locations
	Schedule 4.3		Grantor Information
	Schedule 4.6		Deposit Accounts

ITEM NUMBER		DOCUMENT/TASK	RESP. PARTY

5.		Pledge Amendment	Katten
	A	Stock Certificate No. 1, representing 97% of the issued and outstanding stock of Granite City of Maryland, Inc.	Borrower / Briggs / Katten
i. Irrevocable Proxy Coupled with interest
ii. Stock Power, undated and executed in blank
6.		Trademark Security Agreement	Katten
	A	Schedule of Trademarks	Borrower / Briggs
	B	Assignment of Trademarks from Restaurant Entertainment Group, LLC to Granite City Restaurant Operations, Inc.	Borrower / Briggs
	C.	Assignment of Trademarks from Granite City Restaurant Operations, Inc. to Borrower	Borrower / Briggs

REAL ESTATE DOCUMENTS

7.		Landlord Waivers executed by Landlords of each of the leased properties described on Exhibit A attached hereto	Borrower / Briggs

PAYOFF AND RELEASE DOCUMENTATION FOR CR NH, LLC

8.		Payoff Letters from the following creditors:
	A	Starboard Funding 2	Borrower / Briggs
	B	US Foods	Borrower / Briggs
	C	Starboard Funding, LLC	Borrower / Briggs
	D	Vion Holdings LLC	Borrower / Briggs
	E	Source Capital Mezzanine Fund I, L.P.	Borrower / Briggs
	F	Merchant Services LTD	Borrower / Briggs
	G	Saval Foods Corporation	Borrower / Briggs
	H	Corporate Cleaning Solutions	Borrower / Briggs
	I	JAB Holdings LLC	Borrower / Briggs

2

ITEM NUMBER		DOCUMENT/TASK	RESP. PARTY

	J	Richard E. George	Borrower / Briggs
	K	William C. Niegsch	Borrower / Briggs
	L	Smart Shopper, Inc.	Borrower / Briggs
9.		UCC Termination Statements listed on Exhibit B attached hereto	Katten
10.		Tax Lien Payoff Letter from the Comptroller of Maryland	Borrower / Briggs
11.		Evidence of Release of Judgment Liens with respect to each of the following:
	A	Smart Shopper, Inc.	Borrower / Briggs

PAYOFF AND RELEASE DOCUMENTATION FOR INDY CR, LLC

12.		Payoff Letters from the following creditors:
	A	Starboard Funding, LLC	Borrower / Briggs
	B	Vion Holdings, LLC	Borrower / Briggs
	C	Business Financial Services, Inc.	Borrower / Briggs
	D	Starboard Funding 2	Borrower / Briggs
	E	Source Capital Mezzanine Fund I, L.P.	Borrower / Briggs
	F	Advanced POS Leasing	Borrower / Briggs
	G	JAB Holdings LLC	Borrower / Briggs
	H	Richard E. George	Borrower / Briggs
	I	William E. Niegsch	Borrower / Briggs
	J	Alsco, Inc.	Borrower / Briggs

3

ITEM NUMBER		DOCUMENT/TASK	RESP. PARTY

	K	US Foods	Borrower / Briggs
13.		UCC Termination Statements listed on Exhibit B attached hereto	Katten
14.		Tax Lien Payoff Letter from the Indiana Department of Revenue	Borrower / Briggs
15.		Evidence of Dismissal of the following lawsuits:
	A	Alsco, Inc. v. Indy CR, LLC (Marion Circuit/Superior Court, Indiana; File No. 49D101106CC025204)	Borrower / Briggs

PAYOFF AND RELEASE DOCUMENTATION FOR PAROLE CR, LLC

16.		Payoff Letters from the following creditors:
	A	Advanced POS Leasing	Borrower / Briggs
	B	Next Day Gourmet, LLC and Superior Products	Borrower / Briggs
	C	Starboard Funding, LLC	Borrower / Briggs
	D	Starboard Funding 2	Borrower / Briggs
	E	Saval Foods Corporation	Borrower / Briggs
	F	Parole Holding, LLC	Borrower / Briggs
	G	Jackstone Electrical Services, Inc.	Borrower / Briggs
	H	Corporate Cleaning Solutions	Borrower / Briggs
	I	JAB Holdings LLC	Borrower / Briggs
	J	Richard E. George	Borrower / Briggs
	K	William C. Niegsch	Borrower / Briggs
	L	Smart Shopper, Inc.	Borrower / Briggs

4

ITEM NUMBER		DOCUMENT/TASK	RESP. PARTY

17.		UCC Termination Statements listed on Exhibit B attached hereto	Katten
18.		Tax Lien Payoff Letter from the Comptroller of Maryland	Borrower / Briggs
19.		Evidence of Release of Judgment Liens with respect to each of the following:
	A	Smart Shopper, Inc.	Borrower / Briggs

PAYOFF AND RELEASE DOCUMENTATION FOR RESTAURANT ENTERTAINMENT GROUP, LLC

20.		Payoff Letters from the following creditors:
	A	Starboard Funding, LLC	Borrower / Briggs
	B	Starboard Funding 2	Borrower / Briggs
	C	Business Financial Services, Inc.	Borrower / Briggs
	D	JAB Holdings LLC	Borrower / Briggs
	E	Richard E. George	Borrower / Briggs
	F	William C. Niegsch	Borrower / Briggs
	G	Couchot, Hogenkamp, Seving & Moser, Inc.	Borrower / Briggs
	H	S.G. LA Myers, Ltd.	Borrower / Briggs
21.		UCC Termination Statements listed on Exhibit B attached hereto	Katten
22.		Evidence of Release of Judgment Liens with respect to each of the following:
	A	Couchot, Hogenkamp, Seving & Moser, Inc.	Borrower / Briggs
	B	S.G. LA Myers, Ltd.	Borrower / Briggs

COLLATERAL DUE DILIGENCE

23.		Perfection Certificate	Borrower / Briggs

5

ITEM NUMBER	DOCUMENT/TASK			RESP. PARTY

24.	Pre-Closing Lien Search Reports detailing the searches in those jurisdictions listed on Exhibit C attached hereto			Katten
25.	UCC Financing Statements listed on Exhibit D attached hereto			Katten
26.	Post-Closing Lien Search Reports			Katten
27.	Intellectual Property Searches			Katten

FUNDING DOCUMENTS

28.	Notice of Borrowing			Borrower / Briggs
29.	Funds Flow Memorandum			Borrower / Briggs
30.	Pro Forma Compliance Certificate			Borrower / Briggs

LEGAL OPINIONS

31.	Opinion of Briggs & Morgan, Professional Association with respect to Loan Documents			Briggs

MISCELLANEOUS ITEMS AND DOCUMENTATION

32.	Officer’s Closing Certificate			Katten
33.

Property and Casualty Insurance Certificates for Borrower and its Subsidiaries listing Lender, as Loss Payee/Additional Insured (as applicable), including evidence of business interruption insurance and accompanying Endorsements

Borrower / Briggs
34.	Financial Statements, including pro forma balance sheet and projections			Borrower / Briggs

CORPORATE DOCUMENTS

35.	Secretary’s Certificate of Borrower			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
36.	Secretary’s Certificate of Granite City Restaurant Operations, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency

6

ITEM NUMBER	DOCUMENT/TASK			RESP. PARTY

37.	Secretary’s Certificate of Granite City — Arkansas, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
38.	Secretary’s Certificate of Granite City — Orland Park, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
39.	Secretary’s Certificate of Granite City — Creve Coeur, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
40.	Secretary’s Certificate of Granite City — Rockford, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
41.	Secretary’s Certificate of Granite City — Peoria, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency
42.	Secretary’s Certificate of Granite City of Indiana, Inc.			Borrower / Briggs
	Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
	Exhibit B	-	Bylaws
	Exhibit C	-	Resolutions
	Exhibit D	-	Incumbency

7

ITEM NUMBER		DOCUMENT/TASK			RESP. PARTY

43.		Secretary’s Certificate of Granite City of Ohio, Inc.			Borrower / Briggs
		Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
		Exhibit B	-	Bylaws
		Exhibit C	-	Resolutions
		Exhibit D	-	Incumbency
44.		Secretary’s Certificate of Granite City of Kansas Ltd.			Borrower / Briggs
		Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
		Exhibit B	-	Bylaws
		Exhibit C	-	Resolutions
		Exhibit D	-	Incumbency
45.		Secretary’s Certificate of Granite City of Maryland, Inc.			Borrower / Briggs
		Exhibit A	-	Certified Articles of Incorporation	Borrower / Briggs
		Exhibit B	-	Bylaws
		Exhibit C	-	Resolutions
		Exhibit D	-	Incumbency
46.		Good Standing Certificates
	A	Borrower — Minnesota, Nebraska, Ohio and Wisconsin			Borrower / Briggs
	B	Granite City Restaurant Operations, Inc. — Minnesota, Illinois, Indiana, Iowa, Kansas, Michigan, Missouri, Nebraska, North Dakota, Ohio, South Dakota and Wisconsin			Borrower / Briggs
	C	Granite City — Arkansas, Inc. — Arkansas			Borrower / Briggs
	D	Granite City — Orland Park, Inc. — Illinois			Borrower / Briggs
	E	Granite City — Creve Coeur, Inc. — Missouri			Borrower / Briggs
	F	Granite City — Rockford, Inc. — Illinois			Borrower / Briggs
	G	Granite City — Peoria, Inc. — Illinois			Borrower / Briggs
	H	Granite City of Indiana, Inc. — Indiana			Borrower / Briggs

8

ITEM NUMBER		DOCUMENT/TASK	RESP. PARTY

	I	Granite City of Ohio, Inc. — Ohio	Borrower / Briggs
	J	Granite City of Kansas Ltd. — Kansas	Borrower / Briggs
	K	Granite City of Maryland, Inc. — Minnesota and Maryland	Borrower / Briggs

CERTIFIED COPIES OF INDY CR, LLC ACQUISITION DOCUMENTS (in each case, including all schedules and exhibits and all amendments thereto)

47.		Asset Purchase Agreement for Indy CR, LLC	Borrower / Briggs
48.		Bill of Sale	Borrower / Briggs
49.		Assignment and Assumption of Lease Agreement	Borrower / Briggs
50.		Non-Competition Agreements with respect to the following:
	A	Indy CR, LLC	Borrower / Briggs
	B	Clint Field	Borrower / Briggs
	C	Eric Schilder	Borrower / Briggs
	D	Joel Field	Borrower / Briggs
	E	Jon Field	Borrower / Briggs
	F	Restaurant Entertainment Group, LLC	Borrower / Briggs
51.		Interim Management Agreement for Liquor and Food Licenses	Borrower / Briggs
52.		Payoff Documentation Listed Above	Borrower / Briggs
53.		Termination of Management Agreement between Seller and REG	Borrower / Briggs
54.		Power of Attorney from Indy CR, LLC to Clint Field	Borrower / Briggs
55.		Evidence of Assumed Name Filing	Borrower / Briggs

CERTIFIED COPIES OF PAROLE CR, LLC ACQUISITION DOCUMENTS (in each case, including all schedules and exhibits and all amendments thereto)

56.		Asset Purchase Agreement for Parole CR, LLC	Borrower / Briggs
57.		Bill of Sale	Borrower / Briggs
58.		Non-Competition Agreements with respect to Parole CR, LLC	Borrower / Briggs

9

ITEM NUMBER	DOCUMENT/TASK	RESP. PARTY

59.	Interim Management Agreement for Liquor and Food Licenses	Borrower / Briggs
60.	Payoff Documentation Listed Above	Borrower / Briggs
61.	Termination of Management Agreement between Seller and REG	Borrower / Briggs
62.	Power of Attorney from Parole CR, LLC to Clint Field	Borrower / Briggs
63.	Evidence of Assumed Name Filing	Borrower / Briggs
64.	Evidence of Filing of Management Agreement in Anne Arundel County, Maryland	Borrower / Briggs
65.	Maryland Sales Tax Resale Certificate	Borrower / Briggs

CERTIFIED COPIES OF CR NH, LLC ACQUISITION DOCUMENTS (in each case, including all schedules and exhibits and all amendments thereto)

66.	Asset Purchase Agreement for CR NH, LLC	Borrower / Briggs
67.	Bill of Sale	Borrower / Briggs
68.	Assignment and Assumption of Lease Agreement	Borrower / Briggs
69.	Non-Competition Agreements with respect to CR NH, LLC	Borrower / Briggs
70.	Interim Management Agreement for Liquor and Food Licenses	Borrower / Briggs
71.	Payoff Documentation Listed Above	Borrower / Briggs
72.	Termination of Management Agreement between Seller and REG	Borrower / Briggs
73.	Power of Attorney from Parole CR, LLC to Clint Field	Borrower / Briggs
74.	Evidence of Assumed Name Filing	Borrower / Briggs
75.	Maryland Sales Tax Resale Certificate	Borrower / Briggs

10

EXHIBIT A

Leased Property

Address	Tenant	Landlord Entity

39 W. Jackson Place — Union Station Indianapolis, IN 46225	Granite City Restaurant Operations, Inc.	City of Indianapolis Department of Metropolitan Development

186 Fleet Street Oxon Mill Road, MD 20745	Granite City Restaurant Operations, Inc.	NH-P Retail L.L.C.

1906 Towne Centre Blvd. Annapolis, MD 21401	Granite City Restaurant Operations, Inc.	Annapolis Towne Centre at Parole, LLC

3720 E. 82nd Street Indianapolis, IN 46240	Granite City Restaurant Operations, Inc.	White River Investments, LP

1060 Settlers Ridge Center Dr. Pittsburgh, PA 15205	Granite City Restaurant Operations, Inc.	Settlers Ridge, L.P.

352 South Avenue Bloomington, MN 55425	Granite City Restaurant Operations, Inc.	MOAC Mall Holdings LLC

11735 Sherri Lane Miami, FL 33183	Granite City Restaurant Operations, Inc.	WRC Properties, Inc.

EXHIBIT B

UCC Terminations

Debtor Name	Secured Party	Jurisdiction	Filing Number	Filing Date	Termination Filing Number and Date
CR NH, LLC	Starboard Funding 2	MD SOS	0000000181421793	5/31/11
CR NH, LLC	Starboard Funding, LLC and Vion Holdings LLC	OH SOS	OH00143476504	7/8/10
CR NH, LLC	Starboard Funding, LLC and Vion Holdings LLC	OH SOS	OH00143476615	7/8/10
CR NH, LLC	Source Capital Mezzanine Fund I, L.P.	OH SOS	OH00153864296	10/31/11
CR NH, LLC	Sovereign-Emerald Crest Capital Partners II, LP and Pacific Specialty Insurance Company	OH SOS	OH00143522301	7/12/10
Cadillac Ranch — National Harbour (CR-NH LLC)	Merchant Services LTD	OH SOS	OH00148040304	2/7/11
Indy CR, LLC	Starboard Funding, LLC and Vion Holdings LLC	OH SOS	OH00140327526	2/17/10
Indy CR, LLC	Starboard Funding, LLC and Vion Holdings LLC	OH SOS	OH00140452511	2/24/10
Indy CR, LLC and Cadillac Ranch	Business Financial Services, Inc.	OH SOS	OH00147265167	1/3/11
Indy CR, LLC	Starboard Funding 2	OH SOS	OH00150431377	5/24/11
Indy CR, LLC	Source Capital Mezzanine Fund I, L.P.	OH SOS	OH00153864529	10/31/11
Indy CR, LLC	Sovereign-Emerald Crest Capital Partners II, LP and Pacific	OH SOS	OH00143521177	7/12/10

2

Debtor Name	Secured Party	Jurisdiction	Filing Number	Filing Date	Termination Filing Number and Date
Specialty Insurance Company
Indy CR, LLC, dba Cadillac Ranch	Advanced POS Leasing	IN SOS	201000010720902	12/20/10
Indy CR, LLC	Business Financial Services, Inc.	IN SOS	201000011003806	12/30/10
Parole CR, LLC, dba Cadillac Ranch	Advanced POS Leasing	MD SOS	0000000181412738	1/24/11
Parole CR, LLC and Cadillac Ranch	Next Day Gourmet, LLC and Superior Products	OH SOS	OH00141490764	4/14/10
Parole CR, LLC	Starboard Funding, LLC	OH SOS	OH00145619398	10/18/10
Parole CR, LLC	Starboard Funding 2	OH SOS	OH00150431155	5/24/11
Parole CR, LLC	Sovereign-Emerald Crest Capital Partners II, LP and Pacific Specialty Insurance Company	OH SOS	OH00143520832	7/12/10
Cadillac Ranch and CR Minneapolis, LLC	Next Day Gourmet, LLC and Superior Products	OH SOS	OH00145022606	9/17/10
Restaurant Entertainment Group, LLC	Sovereign- Emerald Crest Capital Partners II, LP and Pacific Specialty Insurance Company	OH SOS	OH00143522634	7/12/10
Restaurant Entertainment Group, LLC	Starboard Funding LLC	OH SOS	OH00145952394	11/1/10
Restaurant Entertainment Group, LLC	Starboard Funding 2	OH SOS	OH00150440043	5/24/11
Restaurant Entertainment	Business Financial	OH SOS	OH00153980848	11/4/11

3

Debtor Name	Secured Party	Jurisdiction	Filing Number	Filing Date	Termination Filing Number and Date
Group, LLC	Services, Inc.
3720 Indy, LLC	Business Financial Services, Inc.	IN SOS	201100006149387	7/15/11
3720 Indy, LLC	Business Financial Services, Inc.	OH SOS	OH00151687208	7/18/11

4

EXHIBIT C

Search Jurisdictions

Debtor Name	Search Jurisdiction
Granite City Food & Brewery Ltd.	MN SOS
Granite City Restaurant Operations, Inc.	KS SOS
Granite City — Arkansas, Inc.	AR SOS
Granite City — Orland Park, Inc.	IL SOS
Granite City — Creve Coeur, Inc.	MO SOS
Granite City — Rockford, Inc.	IL SOS
Granite City — Peoria, Inc.	IL SOS
Granite City of Indiana, Inc.	IN SOS
Granite City of Ohio, Inc.	OH SOS
Granite City of Kansas Ltd.	KS SOS
Granite City- West Wichita, Inc.	KS SOS
Granite City- Olathe, Inc.	KS SOS
Granite City- Wichita, Inc.	KS SOS
Granite City of Maryland, Inc.	MN SOS
Pittsburgh CR, LLC	OH SOS PA SOS Allegheny County, PA Union County, OH
CR NH, LLC	OH SOS MD SOS Prince George’s County, MD Union County, OH
Indy CR, LLC	OH SOS IN SOS Marion County, IN Union County, OH

5

Debtor Name	Search Jurisdiction
CR Florida, LLC	OH SOS FL SOS Broward County, FL Union County, OH
CR Florida 921, LLC	OH SOS FL SOS Broward County, FL Union County, OH
Kendall CR, LLC	OH SOS FL SOS Dade County, FL Union County, OH
3720 Indy, LLC	OH SOS IN SOS Hamilton County, IN Marion County, IN Union County, OH
Parole CR, LLC	OH SOS MD SOS Anne Arundel County, MD Union County, OH
Restaurant Entertainment Group, LLC	OH SOS Delaware County, OH Franklin County, OH Union County, OH
Indy Credit, LLC	OH SOS IN SOS Marion County, IN Union County, OH
Cadillac Ranch

OH SOS

FL SOS

IN SOS
MD SOS

PA SOS

Delaware County, OH

Franklin County, OH

Union County, OH

Broward County, FL

Dade County, FL

Marion County, IN

Anne Arundel County, MD

Prince George’s County, MD

Allegheny County, PA

6

Debtor Name	Search Jurisdiction
Cadillac Ranch All American Bar & Grill

OH SOS

FL SOS

IN SOS
MD SOS

PA SOS

Delaware County, OH

Franklin County, OH

Union County, OH

Broward County, FL

Dade County, FL

Hamilton County, IN

Marion County, IN

Anne Arundel County, MD

Prince George’s County, MD

Allegheny County, PA

CR Minneapolis, LLC	OH SOS MN SOS Hennepin County, MN Union County, OH

7

EXHIBIT D

UCC Financing Statements

Debtor	Jurisdiction	Collateral	Filing Number/ Date	Post-filing Search
Granite City of Maryland, Inc.	MN SOS	All Assets

8

EXHIBIT D-3

Form of Delayed Draw Term Note

$	,

FOR VALUE RECEIVED, the undersigned, GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation (the “Borrower”), hereby promises to pay to                                                    (the “Lender”) at the principal office of Fifth Third Bank, an Ohio banking corporation, as Administrative Agent, in Cincinnati, Ohio, in immediately available funds, the principal sum of                                        Dollars ($                    ) or, if less, the aggregate unpaid principal amount of the Delayed Draw Term Loan made or maintained by the Lender to the Borrower pursuant to the Credit Agreement, in installments in the amounts called for by Section 2.7 of the Credit Agreement, together with interest on the principal amount of such Delayed Draw Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Delayed Draw Term Note (this “Note”) is one of the Notes referred to in the Credit Agreement dated as of May 10, 2011 among the Borrower, Fifth Third Bank, an Ohio banking corporation, as Administrative Agent and the Lenders party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered on the date first set forth above by the duly authorized representative of the Borrower.

GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation

By
Name
Title

2

EXHIBIT E

Form of Compliance Certificate

GRANITE CITY FOOD & BREWERY LTD.

COMPLIANCE CERTIFICATE

                                  , 20

To:                              Fifth Third Bank, as Administrative
Agent under, and the Lenders party to,
the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of May 10, 2011 among us (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.             I am the duly elected                          of GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation;

2.             I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.             The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.             The financial statements required by Section 6.1 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.             The representations and warranties of the Borrower contained in Section 5 of the Credit Agreement are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as of such date).

6.             The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with Section 6.20 of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

7.             The Schedule II hereto sets forth a comparison of current financials against the budget for such period as required by Sections 6.1(c) of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

[Signature Page Follows]

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of the date first set forth above.

GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation

By:
Name:
Title:

Schedule I
to Compliance Certificate

GRANITE CITY FOOD & BREWERY LTD.

COMPLIANCE CALCULATIONS
FOR CREDIT AGREEMENT DATED AS OF                        , 20

CALCULATIONS AS OF                        ,

A.	Leverage Ratio (Section 6.20(a))

	1.	Total Funded Debt ((a) — (b))		$

		(a) the aggregate of all Indebtedness of the Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP (including, in any event, all Senior Indebtedness)	$

		(b) the aggregate amount of Netting Cash at such time	$

	2.	Adjusted EBITDA ((a) — (b) — (c) — (d) + (e) + (f) + (g) + (h) +/- (i) + (j)(1))		$

		(a) Restaurant-Level IBO	$

		(b) lease payments	$

		(c) cash occupancy costs	$

		(d) general and administrative costs	$

		(e) non-cash stock option compensation	$

(1)  Each for the period of four fiscal quarters then ended.

	(f) directors’ fees and expenses	$

	(g) extraordinary charges	$

	(h) non-recurring charges	$

	(i) any losses (or gains) realized upon the disposition of property outside of the ordinary course of business	$

	(j) to the extent deducted in the calculation of Net Income, costs and expenses incurred in connection with the Cadillac Ranch Acquisition in an aggregate amount not to exceed $550,000	$

3.	Regularly scheduled cash payments made with respect to Capitalized Lease Obligations for the period of four fiscal quarters then ended		$

4.	Sum of A2 and A3		$

5.	Ratio of A1 to A4		:1.0

6.	A5 ratio must not exceed		:1.0

7.	Borrower is in compliance (circle yes or no)		Yes/no

B.	Senior Leverage Ratio (Section 6.20(b))

	1.	Senior Funded Debt ((a) — (b))		$

		(a) the aggregate of all Senior Indebtedness of the Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP	$

		(b) the aggregate amount of Netting Cash at such time	$

	2.	Adjusted EBITDA (as calculated pursuant to A2)		$

	3.	Ratio of B1 to B2		:1.0

	4.	B4 ratio must not exceed		:1.0

	5.	Borrower is in compliance (circle yes or no)		Yes/no

C.	Fixed Charge Coverage Ratio (Section 6.20(c))

	1.	Adjusted EBITDA (as calculated pursuant to A2)		$

	2.	Fixed Charges (sum of (a) through (e))		$

		(a) all scheduled payments of principal made or to be made during such period with respect to Senior Indebtedness of the Borrower and its Subsidiaries	$

		(b) cash portion of any Interest Expense (excluding any imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) for such period	$

		(c) Capital Expenditures made by the Borrower and its Subsidiaries during such period not financed with Indebtedness	$

		(d) federal, state and local income taxes paid by the Borrower and its Subsidiaries during such period	$

(e)       to the extent such obligations and liabilities are not subordinated to the Obligations of Borrower hereunder in a manner reasonably satisfactory to Administrative Agent, scheduled payments made or to be made during such period with respect to Indebtedness incurred by the Borrower or its Subsidiaries under Section 6.11(k), together with Interest

$

Expense related thereto

3.	Ratio of C1 to C2	:1.0

4.	C3 ratio must not be less than	:1.0

5.	Borrower is in compliance (circle yes or no)	Yes/no

D.	Capital Expenditures (Section 6.20(d))

1.

The aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by a Person during the measurement period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP

$

	2.	Permitted Capital Expenditures for such measurement period (per Section 6.20(d) of the Credit Agreement)	$

	3.	Permitted carry-forward amount from preceding fiscal year	$

	4.	Total permitted Capital Expenditures for such measurement period (sum of D2 and D3)	$

	5.	Borrower is in compliance (circle yes or no)	Yes/no

SCHEDULE 1

COMMITMENTS

Term A Loan Commitment

Lender	Amount
Fifth Third Bank	$5,000,000

Delayed Draw Term Loan Commitment

Lender	Amount
Fifth Third Bank	$5,000,000

Line of Credit Commitment

Lender	Amount
Fifth Third Bank

(a) from the Closing Date through December 16, 2011, $5,000,000.00;

(b) from December 16, 2011, until December 30, $7,000,000;

(c) from December 30, 2011, until the earlier to occur of (x) a consummation of a Permitted Sale-Leaseback of the Troy Property or (y) April 30, 2012, $12,000,000; and

(d) thereafter, $10,000,000

SCHEDULE 5.23

Brokers’ Fees

None.

SCHEDULE 6.21

Immaterial Subsidiaries

Granite City — Arkansas, Inc.

Granite City — Creve Coeur, Inc.

Granite City — Orland Park, Inc.

Granite City — Peoria, Inc.

Granite City — Rockford, Inc.

Granite City of Indiana, Inc.

Granite City of Ohio, Inc.